The NOAH FUND
--------------------------------------------------------------------------------


                 A PORTFOLIO OF THE NOAH INVESTMENT GROUP, INC.


                                   PROSPECTUS                          [LOGO]
                              Dated March 1, 2001                    NOAH FUND

--------------------------------------------------------------------------------


The NOAH FUND's (the "Fund") investment objective is to achieve capital growth while protecting invested capital (adjusted for inflation) and current income. The Fund is offered by The Noah Investment Group, Inc. (the "Company"), an open-end, diversified management investment company.

The Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

                              RISK/RETURN SUMMARY

The Fund is a no-load fund whose investment objective is capital growth, consistent with the preservation of invested capital (adjusted for inflation), and current income. The Fund seeks to achieve its objectives by primarily investing in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more) that qualify under the Fund's screening criteria. Geewax, Terker & Company, the Fund's sub-advisor, chooses securities for the Fund by using a "bottom-up" investment approach. This means that the sub-advisor seeks investment opportunities from the company level on up, utilizing extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

The Company's Management believes that it is consistent with Judeo-Christian Principles for the Fund to take a moral stance with respect to its investments. Accordingly, as a matter of fundamental policy, the Fund will not invest in any business, or in the securities of any business, that is engaged, either directly or through a subsidiary, in the alcoholic beverage, tobacco, pornography and/or gambling industries, nor will the Fund invest in any company that is in the business of aborting life before birth. The Fund's Advisor primarily utilizes the services of Pro Vita Advisors in order to work with the Fund's Sub-Advisor in the application of this non-financial screening process to the Fund's portfolio.

The Fund's Advisor, Polestar Management Company, is responsible for the management of the Fund's assets and screening potential investments for compliance with the Fund's moral principles. The sub-advisor invests the Fund's assets under the supervision of the Advisor and in compliance with the Advisor's directives concerning impermissible investments.

PRINCIPAL RISKS

You may lose money by investing in the Fund. The Fund invests in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in a cyclical price pattern, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time. The sub-advisor will manage the portfolio subject to Polestar Management Company's supervision and will make decisions on buying, selling or holding portfolio securities in compliance with the Fund's philosophical restrictions on investing in certain kinds of companies. If the Fund has invested in a company that is later discovered to be in violation of the Fund's investment policies, the liquidation of that security will be required, which could result in a loss to the Fund. Further, the sub-advisor may be prevented from investing in an otherwise attractive investment opportunity due to the nature of that company's activities.

The Fund is appropriate for investors who want:

     o Capital appreciation and are willing to accept moderate stock market volatility.

     o Asset investment within the context of conservation of capital as adjusted for inflation.

     o Current income.

The following bar chart and table help show the risks of investing in the Fund by showing changes in the Fund's yearly performance over the lifetime of the Fund. They also compare the Fund's performance to the performance of the S&P 500 Index** during each period. You should be aware that the Fund's past performance may not be an indication of how the Fund will perform in the future.


**The S&P 500 Index is a widely recognized, unmanaged index of the 500 largest capitalization companies in the United States. The Index assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

                         PERFORMANCE BAR CHART AND TABLE
                  Year-by-Year Total Returns as of December 31

                                [ID -- BAR CHART]


               Year Ended Dec. 31, 1997 ........ 33.57%
               Year Ended Dec. 31, 1998 ........ 51.33%
               Year Ended Dec. 31, 1999 ........ 30.56%
               Year Ended Dec. 31, 2000 ........-28.25%


               Best Quarter:       Q 4 1998      34.67%
               Worst Quarter:      Q 4 2000     -24.82%

The Fund's total return for the period November 1, 2000, through December 31, 2000, was -18.23%.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDING ON DECEMBER 31, 2000)

                                   PAST ONE
                                     YEAR      SINCE INCEPTION*
                                   --------    ----------------
               The Fund .........   -28.25%         16.62%
               S&P 500 Index ....    -9.10%         17.75%
               Russell 1000 .....   -22.42%         14.70%

 *The Fund commenced operations on May 17, 1996.

                               FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment):      NONE*

*You will be charged a fee of $10 on redemptions paid by wire transfer.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

This table sets out the regular operating expenses that are paid out of the Fund's average daily assets. These fees are used to pay for services such as the investment management of the Fund, maintaining shareholder records and furnishing shareholder statements.

Management Fees ..........................................   1.00%
12b-1 Fees(1) ............................................   0.25%
Other Expenses ...........................................   0.95%
                                                             ----
Total Annual Fund Operating Expenses(2) ..................   2.20%

(1) Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2) Prior to February 1, 1999, the Fund's Advisor operated under a voluntary agreement to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses did not exceed 1.75% annually. As of March 1, 1999, the Advisor has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, to the extent possible, to insure that the Fund's total expenses do not exceed 2.20%. For the Fund's fiscal years ended on October 31, 2000, October 31, 1999, October 31, 1998, and October 31, 1997,
    the Advisor incurred expense reimbursements and fee waivers of $0; $36,853; $51,285; and $94,353, respectively.

EXAMPLE: This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses, without taking into consideration any fee waivers and expense reimbursements, remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

               ONE YEAR    THREE YEARS     FIVE YEARS    TEN YEARS
               --------    -----------     ----------    ---------
                 $223          $688          $1,180        $2,534

The above example does not include the $10 fee that you would have to pay if you redeemed your shares by wire transfer. Because the Fund does not charge a redemption fee except for wire transfers, you would pay the same fees set forth above even if you did not redeem your shares.

           INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective and principal investment strategies are generally described in the Risk/Return Section of this Prospectus. This Section sets out additional information you should know before you invest.

The Fund seeks to realize capital appreciation by investing at least 65% of its average net assets in a diversified portfolio of common stocks of large capitalization companies ($1 billion or more). Be aware that, when selecting companies for the Fund, no company can be included in the Fund's portfolio unless it satisfies the Fund's moral criteria. Subject to those restrictions, the Advisor will choose large capitalization companies that, in the Advisor's opinion, are advantageously positioned to achieve superior long-term asset value and earnings growth for the following reasons:

1. Large capitalization companies typically are able to better realize the results of company research and new product development.

2. Large capitalization companies typically are better able to dedicate more of their resources to capital spending and market expansion.

3. Large capitalization companies typically have greater resources and more management depth to allow these companies to achieve significant presence in their chosen markets.

The Fund's sub-advisor, under the direction of the Advisor, will choose stocks for the Fund. The sub-advisor's choices are always subject to the fundamental moral philosophy of the Fund, and no stock will be purchased for the Fund that knowingly violates that philosophy. The sub-advisor makes its choices based, in part, on the sub-advisor's analysis of broad macroeconomic and political factors such as inflation, interest rates, tax developments and currency rates.

The sub-advisor also conducts extensive fundamental security analysis to develop earnings forecasts and to identify attractive investment opportunities relative to market valuation. Individual companies are scrutinized concerning their individual growth prospects and their competitive positions within their respective industries. Individual company analysis focuses upon the outlook for sales, profit margins, returns on capital, cash flow and earnings per share.

During periods when the Fund's Advisor deems it advisable for the Fund to be in a temporary defensive posture, the Fund may invest, without limit, in "money market instruments," a term that includes, among other things, bank obligations (which include U.S. Dollar denominated certificates of deposit, bankers' acceptances and time deposits issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion), commercial paper, obligations of the U.S. Government, its agencies and instrumentalities and repurchase agreements backed by U.S. Government securities.

                                  RISK FACTORS

You may lose money by investing in the Fund. The likelihood of loss is greater if you invest for a shorter period of time. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political and economic news. Over the short term, stock prices can fluctuate dramatically in response to these factors. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

                             INVESTING IN THE FUND

OPENING AND ADDING TO YOUR ACCOUNT
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-800-794-NOAH. You may also purchase Fund shares through broker-dealers or other financial organizations.

Payments for Fund shares should be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares. Your purchase of Fund shares is subject to the following minimum investment amounts:


                                                                             MINIMUM INVESTMENT
                                                                             ------------------
                                                                 TO OPEN ACCOUNT   ADDITIONAL INVESTMENTS
                                                                 ---------------   ----------------------

Regular Account ................................................       $1,000                $50
IRAs ...........................................................       $  500                $50
Non-Working Spousal IRA(1) .....................................       $  250                $50
IRA Rollovers ..................................................       $1,000                $50
401(k) Plans, Qualified Retirement Plans and SEP-IRAs ..........       $1,000                $50

(1) A regular IRA must be opened first.


                                                TO OPEN AN ACCOUNT                          TO ADD TO ACCOUNT
                                                ------------------                          -----------------
BY MAIL                                   Complete an Account Registration            Make your check payable to The
                                          Form, make a check payable to The           NOAH FUND and mail it to the
                                          NOAH FUND and mail the Form                 address at left.
                                          and check to The Noah Investment
                                          Group, Inc., P.O. Box 5536, Haup-           Please include your account number
                                          pauge, NY 11788-0132.                       on your check.

BY OVERNIGHT COURIER                      The Noah Investment Group, Inc.,            Or use the convenient form attached
                                          c/o American Data Services, Inc.,           to your regular Fund statement.
                                          150 Motor Parkway, Suite 109,
                                          Hauppauge, NY 11788.

BY WIRE                                   Call 1-800-794-NOAH to obtain an
                                          account number.

                                          Ask your bank to wire funds to              Ask your bank to wire immediately
                                          Account of                                  available funds to the location de-
                                          First Union National Bank, N.A.             scribed at the left, except that the wire
                                          ABA#: 031201467                             should note that it is to make a sub-
                                          Credit: The Noah Investment                 sequent purchase rather than to open
                                          Group, Inc.                                 a new account.
                                          Account #: 5014199596610
                                          Further credit: The NOAH FUND.
                                          Include your name and account
                                          number.

                                          The wire should also state that you
                                          are opening a new NOAH FUND
                                          account.

BY TELEPHONE                              Telephone transactions may not be           Call 1-800-794-NOAH to make your
PURCHASES TRANSFERRING                    used for initial purchases. If you want     purchase.
MONEY FROM YOUR CHECKING,                 to make subsequent transactions via
NOW OR BANK MONEY                         telephone, please select this service
MARKET ACCOUNT                            on your Account Registration Form.


The Noah Investment Group wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements        After every transaction that affects your account
                               balance or your account registration.

Account Statements             Quarterly.

Financial Reports              Semi-annually - to reduce Fund expenses, only
                               one copy of the Fund report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

PURCHASE BY MAIL

Your purchase order, if in proper form and accompanied by payment, will be processed upon receipt by American Data Services, Inc. ("ADS"), the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. Eastern time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at American Data Services' Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

           The Noah Investment Group
           c/o American Data Services, Inc.
           150 Motor Parkway, Suite 109
           Hauppauge, NY 11788

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

BY FINANCIAL SERVICE ORGANIZATION

If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities
brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

TELEPHONE PURCHASES

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the Transfer Agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details at 1-800-794-NOAH.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

American Data Services, Inc., the Fund's Transfer Agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

WIRE PURCHASES

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

EXCESSIVE TRADING

The Advisor may bar excessive traders from purchasing shares of the Fund. Frequent trades, involving either substantial Fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the Fund and raise its expenses. The Fund defines "excessive trading" as exceeding one purchase and sale involving the Fund within any 120-day period. If you exceed the number of trades described above, you may be barred indefinitely from further purchases of shares of the Fund. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions at the option of the Fund; and (2) systematic purchases or redemptions made through the Automatic Investment Plan as described later in the section, "Shareholder Services."

MISCELLANEOUS PURCHASE INFORMATION

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

NET ASSET VALUE

The public offering price for shares of the Fund is based upon the Fund's net asset value per share. Net asset value per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities listed on an exchange but not traded on the valuation date are valued at the latest quoted bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets of the Fund for which no market quotations are readily available are valued at market value as determined in good faith by the Advisor under the supervision of the Fund's Board of Directors. Short-term securities (those with remaining maturities under 60 days) are valued at amortized cost, which approximates market value. The net asset value of the Fund's shares is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. Eastern time.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

BY MAIL

Sale requests should be mailed via U.S. mail or overnight courier service to:

      BY U.S. MAIL                        BY OVERNIGHT COURIER
      ------------                        --------------------
      THE NOAH FUND                       THE NOAH FUND
      C/O AMERICAN DATA SERVICES, INC.    C/O AMERICAN DATA SERVICES, INC.
      P.O. BOX 5536                       150 MOTOR PARKWAY, SUITE 109
      HAUPPAUGE, NY 11788-0132            HAUPPAUGE, NY 11788

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order.

Good Order means that the request must include:

1.   Your account number.

2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.

3. The signatures of all account owners exactly as they are registered on the account.

4.   Any required signature guarantees.

5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. The Fund has made an election under Rule 18f-1 of the Investment Company Act of 1940, as amended, which allows the Fund to redeem shares, under certain circumstances, "in-kind." This means that the Fund may choose to redeem your shares with securities instead of cash. See the Statement of Additional Information for a more detailed discussion of in-kind redemptions.

SIGNATURE GUARANTEES --

A signature guarantee of each owner is required to redeem shares in the following situations, for all size trans-actions:

(i)   if you change the ownership on your account;

(ii) when you want the redemption proceeds sent to a different address than is registered on the account;

(iii) if the proceeds are to be made payable to someone other than the account's owner(s);

(iv)  any redemption transmitted by federal wire transfer to your bank; and

(v) if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $2,500 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Signature guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words "Signature Guarantee."

BY TELEPHONE

You may redeem your shares in the Fund by calling the Transfer Agent at 1-800-794-NOAH if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or American Data Services, Inc., within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

BY WIRE

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. A $10 fee is charged for outgoing wires.

REDEMPTION AT THE OPTION OF THE FUND

If the value of the shares in your account falls to less than $500, the Company may notify you that, unless your account is increased to $500 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $500 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $500 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                              SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN

You may select the Automatic Investment Plan. Under this option, sums will be moved from your local bank checking account to your Fund Account on a periodic basis; i.e., monthly or quarterly. If you wish to create an Automatic Investment Plan, complete the Automatic Investment Plan form and return the form and a voided blank check from your local bank checking account to the Transfer Agent. You must allow three weeks for the Transfer Agent to confirm that electronic transfers can be made before you make the first transfer. Check with your bank to make sure that it is a participant in the Automated Clearing House system. The minimum amount that may be invested under the Plan periodically is $50.

For information and assistance concerning the Automatic Investment Plan, please call the Investor Service Department at 1-800-794-NOAH.

Dollar Cost Averaging is a useful method for investing in a portfolio of securities such as the Fund where the price per share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.

You may cancel your Automatic Investment Plan or change the amount of your periodic payments at any time by mailing written notification of such cancellation or change to the Transfer Agent at American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132 or by calling 1-800-794-NOAH.

SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares are redeemed to make the requested payment on the day of the shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

RETIREMENT PLANS

Retirement plans may provide you with a method of investing for your retirement by allowing you to exclude from your taxable income, subject to certain limitations, the initial and subsequent investments in your plan and also allowing such investments to grow without the burden of current income tax until monies are withdrawn from the plan. Contact your investment professional or call the Fund at 1-800-794-NOAH to receive information concerning your options.

                          DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carryforwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at American Data Services, Inc., P.O. Box 5536, Hauppauge, NY 11788-0132.

                           THE NOAH INVESTMENT GROUP

The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors.

                             MANAGEMENT OF THE FUND

The business affairs of the Fund are managed under the general supervision of a Board of Directors.

INVESTMENT ADVISOR

Polestar Management Company ("Polestar Management" or the "Advisor"), 975 Delchester Road, Newtown Square, PA 19073, serves as the Fund's manager and is responsible for the management of the Fund's business affairs. Under the terms of the Management Agreement, Polestar Management, for the fee described below, manages, or arranges for the management of, the investment and reinvestment of the assets contained in the Fund's portfolio and the review, supervision and administration of the Fund's investment program. Polestar Management also provides administrative services to the Fund.

Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies. The Advisor did not waive its management fees for the fiscal year ended October 31, 2000.

Polestar Management will give a one-tenth part of the net management fee paid to it to religious organizations (without regard to denomination) for missions, discipleship and the needs of the poor.

The Fund shall bear all of its expenses and all expenses of the Fund's organization, operation and business not specifically assumed or agreed to be paid by Polestar Management. Polestar Management will pay or provide for the payment of the cost of office space, office equipment and office services as are adequate for the Fund's needs; provide competent personnel to perform all of the Fund's executive, administrative and clerical functions not performed by Fund employees or agents; and authorize persons who are officers, directors and employees of Polestar Management who may be designated as directors, officers and committee members to serve in such capacities at no cost to the Fund. See the Statement of Additional Information for more information.

SUB-INVESTMENT ADVISOR

Geewax Terker & Company, 99 Starr Street, Phoenixville, PA 19460, serves as the sub-investment advisor ("Sub-Advisor") and is responsible for the investment and reinvestment of the Fund's assets. John J. Geewax, a general partner, is responsible for the day-to-day recommendations regarding the investment of the Fund's portfolio since January 1998. Mr. Geewax has been awarded a Bachelor of Science Degree, a Master's Degree in Business Administration and Doctorate in Philosophy (ABD) by the University of Pennsylvania. From 1979 to 1983, he taught at the University of Pennsylvania's Wharton School. While teaching at the Wharton School, he, together with his partner, Mr. Bruce Terker, developed the investment strategy presently utilized by the Sub-Advisor.

The Sub-Advisor is paid a fee calculated as follows: on the Fund's average net assets up to $20 million: $1; on average net assets from $20 million to $50 million: .75%; on average net assets from $50 million to $100 million:

 .50% and on net assets of $100 million and above: .35%. For the fiscal year ended October 31, 2000, Geewax Terker received from the Advisor a fee of $765.12.

                             FUND SERVICE PROVIDERS

TRANSFER, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

American Data Services, Inc., provides transfer agency and dividend disbursing services for the Fund. This means that its job is to maintain, accurately, the account records of all shareholders in the Fund as well as to administer the distribution of income earned as a result of investing in the Fund. American Data Services, Inc., also provides accounting services to the Fund including portfolio accounting services, expense accrual and payment services, valuation and financial reporting services, tax accounting services and compliance control services.

DISTRIBUTOR

AmeriMutual Funds Distributor, Inc. (the "Distributor"), an affiliate of ADS, has entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares. The Distributor will be entitled to receive a distribution fee equal to up to 0.25% of the Fund's average daily net assets. The Distributor will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares.

Polestar Management and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of Fund shares.

                                 FEDERAL TAXES

As with any investment, you should consider the tax implications of an investment in the Fund. The following is only a short summary of the important tax considerations generally affecting the Fund and its shareholders. You should consult your tax advisor with specific reference to your own tax situation.

The Fund intends to qualify and maintain its qualification as a "regulated investment company" under the Internal Revenue Code (hereafter the "Code"), meaning that to the extent a fund's earnings are passed on to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes on the earnings. Accordingly, the Fund will pay dividends and make such distributions as are necessary to maintain its qualification as a regulated investment company under the Code.

Before you purchase shares of the Fund, you should consider the effect of both dividends and capital gain distributions that are expected to be declared or that have been declared but not yet paid. When the Fund makes these payments, its share price will be reduced by the amount of the payment, so that you will in effect have paid full price for the shares and then received a portion of your price back as a taxable dividend distribution.

The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund. Such dividends and capital gains may also be subject to state and local taxes.

You may realize a taxable gain or loss when redeeming shares of the Fund depending on the difference in the prices at which you purchased and sold the shares.

Because your state and local taxes may be different than the federal taxes described above, you should consult your tax advisor regarding these taxes.

DISTRIBUTION FEE

The Fund has adopted a distribution plan (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to .25% per annum of the Fund's average daily net assets. Payments under the Distribution Plan are made to the Distributor and the Advisor for distribution related activities. The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUND'S FINANCIAL PERFORMANCE SINCE ITS INCEPTION ON MAY 17, 1996. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THE FINANCIAL INFORMATION FOR THE FISCAL PERIOD MAY 17, 1996 THROUGH OCTOBER 31, 1996, AND FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997, HAS BEEN AUDITED BY ARTHUR ANDERSEN LLP. THE FINANCIAL INFORMATION FOR THE FISCAL YEARS ENDED OCTOBER 31, 1998, 1999 AND 2000, HAS BEEN AUDITED BY SANVILLE & COMPANY, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE WITHOUT CHARGE UPON REQUEST




                                                                                                                May 17, 1996,(1)
                                           Year Ended        Year Ended        Year Ended        Year ended         through
                                        October 31, 2000  October 31, 1999  October 31, 1998  October 31, 1997  October 31, 1996
                                        ----------------  ----------------  ----------------  ----------------  ----------------
NET ASSET VALUE-
  BEGINNING OF PERIOD ..............        $23.17            $17.31            $13.23             $10.59            $10.00

INVESTMENT OPERATIONS:
Net Investment Income (Loss) .......         (0.46)(2)         (0.13)(2)         (0.10)(2)          (0.01)(2)          0.04
Net Realized and Unrealized Gain
   on Investments ..................          1.37              6.43              4.27               2.69              0.55
                                            ------            ------            ------             ------            ------
Total from Investment Operations ...          0.91              6.30              4.17               2.68              0.59
                                            ------            ------            ------             ------            ------

DISTRIBUTIONS:
From Net Investment Income .........            --                --                --              (0.04)               --
From Net Realized Capital Gains ....         (1.59)            (0.44)            (0.09)                --                --
                                            ------            ------            ------             ------            ------
Total Distributions ................         (1.59)            (0.44)            (0.09)             (0.04)               --
                                            ------            ------            ------             ------            ------
NET ASSET VALUE --
END OF PERIOD ......................        $22.49            $23.17            $17.31             $13.23            $10.59
                                            ======            ======            ======             ======            ======

TOTAL RETURN .......................          3.98%            37.06             31.65%             25.41%             5.90%(3)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (in 000's)       $18,522            $6,472            $2,590               $961              $466
Ratio of Expenses to
  Average Net Assets ...............          2.20%             2.72%             4.73%             16.08%            49.81%
Ratio of Expenses to Average Net
  Assets, Net of Reimbursement .....          2.20%             2.15%             1.75%              1.75%             1.42%
Ratio of Net Investment Income
  (Loss) to Average Net Assets .....         (1.68)%           (2.13)%           (3.85)%           (14.51)%          (47.52)%
Ratio of Net Investment Income
  (Loss) to Average Net Assets,
  Net of Reimbursement .............         (1.68)%           (1.56)%           (0.86)%            (0.18)%            0.86%
Portfolio Turnover Rate ............         49.76%            81.53%            66.49%             27.07%            21.61%(3)

(1) Commencement of operations.
(2) Net investment loss per share is calculated using ending balances prior to the consideration of adjustments for permanent book and tax differences
(3) Not annualized

    See notes to financial statement contained in the Fund's Annual Report.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's latest annual and semi-annual reports to share-holders, which may be obtained from the Fund at no cost by contacting the Fund in one of the manners described below. In the Fund's annual and semi-annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
                                              BY MAIL:
The SAI contains more detailed                The Noah Investment Group, Inc.
Information on all aspects of the             c/o American Data Services, Inc.
Fund. A current SAI, dated March 1,           P.O. Box 5536
2001, has been filed with the SEC             Hauppauge, NY 11788-0132
and is incorporated by reference
into (is legally a part of) this              BY PHONE: 1-800-794-NOAH
prospectus.

                                              ON THE INTERNET:
To request a free copy of the SAI,            www.noahfund.com
or the Fund's latest annual                   contact@noahfund.com
report, please contact the Fund.
                                              Or you may view or obtain these
                                              documents from the SEC.


                                              IN PERSON: at the SEC's Public
                                              Reference Room in Washington, D.C


                                              BY PHONE: 1-202-942-8090


                                              BY MAIL:
                                              Public Reference Section
                                              Securities and Exchange Commission
                                              Washington, D.C. 20549-0102
                                              (duplicating fee required)


                                              BY E-MAIL: publicinfo@sec.gov


                                              ON THE INTERNET: www.sec.gov


                                 The NOAH FUND
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                              Hauppauge, NY 11788
                                 1-800-794-NOAH

                                www.noahfund.com

                           Investment Company Act No.
                                    811-1061

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS

Risk/Return Summary .............................2
Fees and Expenses................................4
Investment Objectives and Strategies.............4
Risk Factors.....................................5
Investing in The Fund............................5
How to Sell (Redeem) Shares......................9
Shareholder Services............................11                [LOGO]
Dividends and Distributions.....................11
The Noah Investment Group.......................12               NOAH FUND
Management of the Fund..........................12
Fund Service Providers..........................13
Federal Taxes...................................13
Distribution Fee................................14
Financial Highlights............................15


                                                                PROSPECTUS

                                                              1-800-794-6624
                                                              1-800-794-NOAH
                                                             www.noahfund.com



                                                               MARCH 1, 2001

                                  THE NOAH FUND
                 A Portfolio Of The Noah Investment Group, Inc.
                        c/o American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated: March 1, 2001

This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current Prospectus, dated March 1, 2001 of The Noah Fund. To obtain a copy of the Prospectus, please call
1-800-794-NOAH.


                                TABLE OF CONTENTS

                                                                            Page


Investment Objective and Policies
The Fund
Management of the Fund
Directors and Officers of the Fund
Principal Holders of Securities
Investment Management Services
Sub-Advisor
Distributor
Distribution Plan
Brokerage Allocations
Purchase and Redemption of Shares
Taxes, Dividends and Capital Gains
Transfer Agent, Dividend Disbursing & Accounting Services Agent
Auditor
Custodian
Financial Statements
Additional Performance Information for the Fund

                    INVESTMENT OBJECTIVE AND POLICIES

The investment objective, investment policies, and the fundamental philosophical investment restriction of The Noah Fund ("Fund") are described in the Fund's Prospectus. The Fund is subject to the following additional fundamental investment restrictions. Fundamental investment restrictions may not be changed without a vote of a majority of the Fund's outstanding shares, as that term is defined in the Investment Company act of 1940.

The Fund will not:

     (a) with respect to 75% of its assets, invest more than 5% of the market value of its assets in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any agency or instrumentality thereof);

     (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding securities of any issuer (other than obligations of the U.S. Government);

     (c) invest more than 5% of its assets in the securities of companies that (with predecessors) have a continuous operating history of less than three years;

     (d) invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry.

     (e) borrow money except from a bank and only for temporary or emergency purposes, and then only in an amount not in excess of 10% of the lower of the market value or cost of its assets, in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 10% of the market value of its assets: the Fund will not purchase any securities while such borrowings exceed 5% of the Fund's assets;

     (f) underwrite the securities of other issuers;

     (g) make loans except by purchasing bonds, debentures or similar obligations which are either publicly distributed or customarily purchased by institutional investors;

     (h) invest in oil, gas or mineral leases or real estate except that the Fund may purchase the securities of companies engaged in the business of real estate including real estate investment trusts; or

     (i) invest in commodities or commodity contracts.

     (j)  Issue or invest in senior securities.

These investment limitations, as described above, are considered at the time that securities are purchased.

THE FUND

The Noah Investment Group was organized on December 16, 1992, as a Maryland corporation, and is a mutual fund of the type known as an open-end, diversified management investment company. It did not begin operations until 1996 nor commence offering its shares until that time. A mutual fund permits an investor to pool his or her assets with those of others in order to achieve economies of scale, take advantage of professional money managers and enjoy other advantages traditionally reserved for large investors. The Noah Investment Group is authorized to issue 500,000,000 shares of .001 cent par value common capital stock. The Noah Investment Group's Articles of Incorporation permits its Board of Directors to classify any unissued shares into one or more classes of shares. The Board has authorized the issuance of 250,000,000 shares of The NOAH FUND which are currently being offered. The Fund shares are fully paid and non-assessable. They are entitled to such dividends and distributions as may be paid with respect to the shares and shall be entitled to such sums on liquidation of the Fund as shall be determined. Other than these rights, they have no preference as to conversion, exchange, dividends, retirement or other features and have no preemption rights.

                             MANAGEMENT OF THE FUND

The Noah Investment Group's Board of Directors (the "Board of Directors") are responsible for the Fund's management, and they have certain fiduciary duties and obligations to the Fund and its shareholders under the laws of the State of Maryland and applicable federal securities laws. The information provided below sets forth biographical information regarding each Director. Directors who are "interested persons" of the Fund, as that term is defined by Section 2(a)(10) of the Investment Company Act of 1940, are marked by an asterisk.

                       DIRECTORS AND OFFICERS OF THE FUND

-------------------------------------------------------------------------------

                               POSITIONS HELD WITH
                                   THE COMPANY         PRINCIPAL OCCUPATION
NAME, ADDRESS and AGE                                    LAST FIVE YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*William L. Van Alen, Jr., Esq.Director, President  Mr. Van Alen is an
975 Delchester Road            Treasurer            attorney and has been
Newtown Square, PA                                  engaged in the private
19073                                               practice of law since
                                                    1962.  He is President
Age: 67                                             and Chairman of the Board
                                                    and a Director of
                                                    Polestar Management
                                                    Company, the Fund's
                                                    investment manager. He
                                                    is also President of
                                                    Cornerstone Entertainment,
                                                    Inc., a company engaged in
                                                    the film and entertainment
                                                    industry.

-------------------------------------------------------------------------------

George R. Jensen, Jr.          Director             Mr. Jensen is the
3 Sugarknoll Road                                   founder, Chairman and
Devon, PA 19333                                     Chief Executive Officer
Age: 51                                             of USA Technologies,
                                                    Inc., a company that
                                                    markets business machines
                                                    activated by credit
                                                    cards. Previously, Mr.
                                                    Jensen was the founder,
                                                    and until recently, was
                                                    the Chairman and Chief
                                                    Executive Officer of
                                                    American Film
                                                    Technologies, Inc. (AFT).
                                                    He had been Chairman and
                                                    a Director of AFT since
                                                    its  inception in 1985.
                                                    AFT is a publicly owned
                                                    company that dominates
                                                    the industry in the
                                                    colorization of black and
                                                    white films. From 1979 to
                                                    1985 Mr. Jensen was
                                                    President and Chief
                                                    Executive Officer of
                                                    International Film
                                                    Productions, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                               POSITIONS HELD WITH
                                   THE COMPANY      PRINCIPAL OCCUPATION LAST
NAME, ADDRESS and AGE                                       FIVE YEARS
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Christina Jaumotte DeGalavis   Director             Mrs.  DeGalavi has engaged
Village of Golf                                     in private  practice  as a
Del Ray, FL 33436                                   psychologist  for the past
Age:  52                                            ten  years,   specializing
                                                    in   marital   counseling.
                                                    She has also been active in
                                                    a number of socially
                                                    responsible programs. During
                                                    1992-93, she served as
                                                    President of the Girl Scouts
                                                    of Venezuela. As an Official
                                                    of the Venezuelan Ministry
                                                    of Health, she instituted a
                                                    program to improve the
                                                    condition of medical
                                                    institutional patients
                                                    nationwide. She started the
                                                    first center for the
                                                    treatment of addicted young
                                                    persons in Venezuela. As
                                                    Director of Prison
                                                    Conditions in Venezuela, she
                                                    initiated a program to
                                                    improve the condition of
                                                    prison inmates and as
                                                    Special Advisor/Assistant to
                                                    the First Lady of Venezuela,
                                                    she coordinated a project
                                                    for the operation of a
                                                    "Head-Start" type day care
                                                    program for socially
                                                    disadvantaged children. She
                                                    has also been active in the
                                                    raising of funds for
                                                    organizations devoted to
                                                    caring for orphans and
                                                    abandoned children both in
                                                    Venezuela and in Austria.

-------------------------------------------------------------------------------

Forrest H. Anthony             Director             Forrest H. Anthony, M.D.,
1426 Fairview Road                                  Ph.D. is currently the
Villanova, PA     19085                             Director of Science and
Age: 50                                             Technology at the
                                                    University City Science
                                                    Center. He was previously
                                                    Chief Executive Officer
                                                    at Avid Corporation, a
                                                    biotechnology company he
                                                    founded in 1986,until its
                                                    merger with Triangle
                                                    Pharmaceuticals Inc. in
                                                    August 1997. Dr. Anthony
                                                    received a B.A. in
                                                    Biology from Dartmouth
                                                    College, an M.D. from the
                                                    University of Oregon, and
                                                    a Ph.D. in Biomedical
                                                    Engineering

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    from the University of
                                                    Virginia. He previously
                                                    worked in senior staff
                                                    positions at Johnson &
                                                    Johnson and at Rorer Group
                                                    Inc., and served (until
                                                    July 1997) on the Board of
                                                    Directors and Executive
                                                    Committee of the
                                                    Biotechnology Industry
                                                    Organization (BIO), a
                                                    national trade association
                                                    for the biotechnology
                                                    industry.
-------------------------------------------------------------------------------

Donald D. Kennedy, Esq.        Director             Mr. Kennedy graduated from
1275 Gulph Creek Drive                              Princeton in 1953 and Penn
Radnor, PA 19087                                    LLB in 1960. He retired in
Age: 70                                             1992 as an Attorney and
                                                    former General Counsel and
                                                    Chairman of the Board of
                                                    National Liberty Insurance
                                                    Company. Since then, he has
                                                    been president and members
                                                    of various institutions,
                                                    both charitable and non-
                                                    profit. He joined the NOAH
                                                    FUND board in 1998.

-------------------------------------------------------------------------------

Martin V. Miller, Esq.         Director             Mr. Miller was engaged in
344 Venetian Drive, #2                              the practice of securities
Delray Beach, FL 33483                              law during the period from
Age 75:                                             1959 until 2000. During that
                                                    period of time, he was
                                                    employed by the U.S.
                                                    Securities and Exchange
                                                    Commission until 1968, as a
                                                    partner in the Law firm,
                                                    Stradley, Ronan, Stevens and
                                                    Young until 1983 and as a
                                                    sole practitioner until his
                                                    retirement in 2000.

-------------------------------------------------------------------------------

Roger J. Knake                 Director             He is currently, and has
615 Mountain View Road                              been for the last eight
Berwyn, PA 19312                                    years, President and
Age: 59                                             Chief Executive Officer,
                                                    XITEL, Inc., a
                                                    communications company
                                                    engaged in the
                                                    development and marketing
                                                    of electronic mail
                                                    software.  Prior to that,
                                                    Mr. Knake was a Systems
                                                    Analyst with E.I.
                                                    duPont.

-------------------------------------------------------------------------------

*  INTERESTED PERSONS

Mr. William L. Van Alen, Jr. is an interested person by virtue of being an officer and director of The Noah Investment Group, Inc. and an officer and director of Polestar Management Company. Mr. Martin Miller is an interested person by virtue of having served as legal counsel to the Fund during the last two completed fiscal years of the Fund.

REMUNERATION OF DIRECTORS AND OFFICERS

No Director or Officer of the Fund will receive any compensation for acting as such. In the future, the non-interested Fund Directors may receive a fee for each Board of Directors' meeting or Committee meeting attended, plus expenses. As a group, the Fund's Directors and Officers owned less than 1% of the Fund's outstanding shares.

                         PRINCIPAL HOLDERS OF SECURITIES

At the close of business on February 16, 2001, the following persons were known by the Fund to be the beneficial owners of more than 5% of the Fund's outstanding Shares:
         1. National Financial Services -- 5.24%
         2. Laurer & Co. fbo John Templeton -- 6.14%


                         INVESTMENT MANAGEMENT SERVICES

Polestar Management Company ("Polestar Management"), a Maryland corporation, has its principal office at 975 Delchester Road, Newtown Square, PA 19073.

Polestar Management provides management services to the Fund pursuant to the Management Agreement dated March 26, 1996, that was approved by a majority of The Noah Investment Group's Board of Directors including a majority of those Directors who are not "interested persons."

The Management Agreement continued in effect until March 1, 1998 and thereafter for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated at any time, without penalty, on sixty days' prior written notice, by the vote of a majority of the Fund's outstanding voting shares or by the vote of a majority of the Board of Directors or by Polestar Management, and will terminate automatically in the event of its assignment.

Mr. William L. Van Alen, Jr. is President, Treasurer and a director of Polestar Management. Mr. William L. Van Alen, Jr. and , and Ms. Judy Van Alen own, respectively, 90% and 10% of the outstanding voting securities of Polestar Management. Officers of Polestar Management that serve as officers or directors of the Fund are furnished to the Fund by Polestar Management at no cost to the Fund.

The Noah Investment Group, Inc. shall pay on behalf of and from the assets of the Fund the following costs and expenses: the cost of determining the net asset value of the Fund's shares, the costs incurred in connection with sales and redemptions of its shares and all of its other administrative and operational costs including, without limitation, transfer and dividend disbursing and other agency fees; custodian fees; rent; auditing and legal fees; fees for the preparation, printing and distribution of prospectuses, proxy statements, stockholder reports and notices; supplies and postage; federal and state registration and reporting fees; applicable taxes; the fees and expenses of non-interested Directors and interest and brokerage commissions and other fees and expenses of every kind not expressly assumed by Polestar Management.

Polestar Management will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% of the average net assets of the Fund. The fee will be accrued daily for the purpose of determining the offering and redemption price of the Fund's shares; it is higher than those paid by most investment companies with similar investment objectives. As of March 1, 1999, Polestar Management has voluntarily agreed to waive fees and assume expenses to insure that total expenses do not exceed 2.20%. For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Adviser received fees in the amount of $172,679, $64,499, and $17,127, respectively, of which $0, $36,853, and $17,127, respectively, were waived.

                                   SUB-ADVISOR

Geewax Terker & Company ("Geewax Terker") located at 99 Starr Street, Phoenixville, PA 19460, is a registered investment adviser. It serves as sub-advisor to the Fund pursuant to a Sub-Advisory Agreement dated January 9, 1998 ("Sub-Advisory Agreement") between Polestar Management and Geewax Terker. The Sub-Advisory Agreement was approved by a majority of The Noah Investment Group's Board of Directors including a majority of the non-interested Directors at a directors' meeting specifically called for the purpose of voting on the Sub-Advisory Agreement on December 11, 1997 and by the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the Sub-Advisory Agreement continues for successive annual periods provided that such continuance is specifically approved at least annually by (a) The Noah Investment Group's Board of Directors, or (b) the vote of a majority of the Fund's outstanding voting shares; provided that, in either event, the continuance is also approved by a majority of those Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Geewax Terker has agreed to: (i) supervise and direct the investment of the Fund's assets in accordance with applicable law and the Fund's investment objectives, policies and restrictions, and subject to any further limitations The Noah Investment Group may impose, from time to time, by written notice to Polestar Management provided that Polestar Management shall have informed Geewax Terker, in writing, of such further limitations; (ii) formulate and implement a continuing investment program for managing the assets and resources of the Fund, which Geewax Terker shall amend and update, from time to time, to reflect changes in financial and economic conditions; (iii) make all determinations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same, including advising Polestar Management and the Board of Directors as to certain actions taken involving the Fund's portfolio securities that are not in the nature of investment decisions; (iv) furnish Polestar Management and the Board of Directors periodically and as otherwise requested, with reports of Geewax Terker's economic outlook and investment strategy, as well as the Fund's portfolio activity and investment performance; and (v) select the broker-dealers and place orders for the execution of portfolio transactions for the Fund with such broker-dealers.

Geewax Terker shall furnish the Board of Directors with schedules of the securities in the Fund's portfolio on a quarterly basis. At the Board's request, and otherwise when Geewax Terker deems it appropriate, it will prepare and provide the Board with schedules of securities and statistical data regarding the activity and positions in the Fund's portfolio.

Polestar Management will be solely responsible for the payment of any such sub-advisory fees to Geewax Terker. Geewax Terker is entitled to receive a sub-advisory fee calculated as follows: on average net assets up to $20 million
- $1; on average net assets from $20 million to $50 million - .75%; on average net assets from $50 million to $100 million - .50% and on net assets of $100 million and above - .35%. The Noah Fund will have no responsibility for the payment of Geewax Terker's fees; the payment of any such fees will be the sole responsibility of Polestar Management Company. For each of the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, Geewax Terker received from Polestar Management a fee of $765, $1, and $1, respectively.

                                   DISTRIBUTOR

AmeriMutual Funds Distributor, Inc. (the "Distributor") located at 14747 California Street, Omaha, NE 68154, serves as distributor for the Fund's shares pursuant to a Distribution Agreement dated April 1, 2000. The offering of the Fund's shares is continuous. The Distributor is entitled to receive a distribution fee equal to up to 0.25% of the Fund's average daily net assets. The Distributor will pay promotional and advertising expenses related to the distribution of the Fund's shares and the printing of all Fund prospectuses used in connection with the distribution and sale of the Fund's shares. It is expected that the Distributor will use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of the Fund's shares.

Polestar Management and the Distributor may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund shares. In particular, the Distributor may make payments out of its own assets to sales representatives and other broker dealers in connection with their sales of Fund shares.

For the fiscal year ended October 31, 2000, the Distributor received $0. The Distributor is located at 14747 California Street, Omaha, Nebraska.

                                DISTRIBUTION PLAN

The Noah Investment Group has adopted a distribution plan for the Fund (the "Distribution Plan"), pursuant to which the Fund may incur distribution expenses of up to 0.25% per annum of the Fund's average daily net assets.

The Distribution Plan was approved by the Board of Directors including a majority of the Fund's non-interested Directors, and by the vote of the Fund's shareholders at the annual shareholders' meeting held on January 9, 1998. Thereafter, the plan continues for successive annual periods provided that such continuance is specifically approved at least annually by a vote of the Board of Directors and a majority of the Directors who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the plan or related agreements (the "12b-1 Directors"), cast in person at a meeting called for the purpose of voting on such plan or agreements.

The Distribution Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares, including but not limited to, advertising, printing and mailing of prospectuses and reports for other than existing shareholders, printing and distribution of sales literature, and the compensation of persons primarily engaged in the sale and marketing of the Fund's shares.

In approving the Distribution Plan, in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940, the Directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Directors, including a majority of the 12b-1 Directors, cast at a meeting called for the purpose of such a vote. During the continuance of the Distribution Plan, the Board of Directors will receive quarterly, and in writing, the amounts and purposes of the distribution payments. Further, during the term of the Distribution Plan, the selection and nomination of those Directors who are non-interested persons of The Noah Investment Group must be and has been committed to the discretion of the 12b-1 Directors.

For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Fund accrued 12b-1 fees of $43,170, $15,740, and $0, respectively.

                              BROKERAGE ALLOCATION

Subject to policies established by the Board of Directors, the Sub-Advisor will arrange for the execution of portfolio transactions. In placing brokerage orders, the Sub-Advisor will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines, in good faith, that such commission was reasonable in relation to the value of the brokerage services provided by such broker or dealer - viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Advisor to the Fund. Brokerage transactions may also be allocated in recognition of sale of Fund shares.

For the fiscal years ending October 31, 2000, October 31, 1999, and October 31, 1998, the Fund paid $13,481, $10,490, and $2,662, respectively, in brokerage fees.

                               REDEMPTION IN KIND

A Notification under Rule 18f-1 under the Investment Company Act has been filed on behalf of the Fund, pursuant to which it has undertaken to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such election period. It is intended to also pay redemption proceeds in excess of such lesser amount in cash, but the right is reserved to pay such excess amount in kind, if it is deemed to be in the best interests of the Fund to do so. In making a redemption in kind, the right is reserved to select from the portfolio holding a number of shares which will reflect the portfolio make-up and the value of which will approximate, as closely as possible, the value of the Fund shares being redeemed, or to select from one or more portfolio investments, shares equal in value to the total value of the Fund shares being redeemed: any shortfall will be made up in cash.

Investors receiving an in-kind distribution are advised that they will likely incur a brokerage charge on the disposition of such securities through a broker. The values of portfolio securities distributed in kind will be the values used for the purpose of calculating the per share net asset value used in valuing the Fund shares tendered for redemption.

                        PURCHASE AND REDEMPTION OF SHARES

A description of the procedure for the determination of the net asset value of the Fund's shares is contained on page 7 of the Fund's Prospectus which is incorporated by reference.


PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

Investors may purchase shares of the Fund at net asset value through programs or services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to investors who invest directly in the Fund or by placing orders with selected dealers. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may only accept requests to purchase additional shares for an account in which the Processing Intermediary is the shareholder of record from the Processing Intermediary. Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund, the Distributor or the investment adviser. Additionally, the investment adviser, the Distributor and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase and redemption orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order. The order will be priced at the Fund's net asset value next computed after it has been received by the Fund from the Processing Intermediary.


AUTOMATIC INVESTMENT PLAN

A shareholder may make arrangements for an Automatic Investment Plan (i.e., automatic monthly payments from the shareholder's bank account) by calling the Fund at 1-800-794-NOAH and requesting an application. The Automatic Investing Plan may be changed or canceled at any time upon receipt by the Fund's Transfer Agent of written instructions or an amended application from the shareholder with signatures guaranteed.

Since the Fund's shares are subject to fluctuations in both income and market value, an investor contemplating making periodic investments in shares of the Fund should consider his financial ability to continue such investments through periods of low price levels, and should understand that such a program cannot protect him against loss of value in a declining market.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

In general, an IRA provides certain tax advantages for participants. Under an IRA plan, a participant's periodic contributions and all dividends and capital gains distributions will be invested in shares of the Fund.

An individual may establish and make contributions of up to $2,000 per year to his or her own IRA or may roll over moneys from other tax qualified plans. An individual wishing to make an IRA investment, should consult with his or her own tax adviser before doing so. Investors may wish to call the Transfer Agent at 1-800-794-NOAH for information and instructions.

SYSTEMATIC WITHDRAWAL PLAN

Investors owning Fund shares having a minimum value of $10,000 may adopt a systematic withdrawal plan. Withdrawal payments to the investor may be made on a monthly, quarterly, semi-annual or annual basis and must be in a minimum amount of $500.

Shares are redeemed to make the requested payment on the day of the shareholder's choosing each month in which a withdrawal is to be made and payments are mailed within five business days following the redemption. The redemption of shares, in order to make payments under this plan, will reduce and may eventually exhaust the account. Each redemption of shares may result in a gain or loss, which the investor must report on his income tax return. Consequently, the investor should keep an accurate record of any gain or loss on each withdrawal.

        TRANSFER AGENT, DIVIDEND DISBURSING AND ACCOUNTING SERVICES AGENT

American Data Services, Inc. acts as the Fund's transfer agent and dividend disbursing agent. American Data Services, Inc. also provides accounting services to the Fund. American Data Services, Inc. is located at 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.

                                     AUDITOR

Sanville & Company located at 1514 Old York Road, Abington, PA 19001 serves as the Fund's independent public accountants and will audit the Fund's financial statements.

                                    CUSTODIAN

First Union National Bank, N.A. located at 123 South Broad St., Philadelphia, PA 19109 serves as the Fund's custodian and holds the investments and other assets of the Fund. The Custodian is responsible for receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund and performing other administrative duties, all as directed by persons authorized by the Fund. The Custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Fund. Portfolio securities of the Fund are maintained in the custody of the Custodian and may be entered in the Federal Reserve Book Entry System or the security depository system of The Depository Trust Company.

                             REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

                              FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2000, including the Report of Independent Accountants, are included in the Fund's most recent Annual Report to Shareholders and are incorporated by reference into this SAI. The Annual Report may be obtained free of charge by calling 1-800-794-NOAH or by writing to the Fund at the address listed on the cover.

                       TAXES, DIVIDENDS AND CAPITAL GAINS

DISTRIBUTIONS OF NET INVESTMENT INCOME
The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS
The Fund may realize capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS
The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in October, November or December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY
The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS
To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES
Redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE
Any loss incurred on the redemption of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES
All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES
States grant tax-free status to dividends paid to shareholders from interest earned on certain U.S. government securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

                 ADDITIONAL PERFORMANCE INFORMATION FOR THE FUND

Total investment return is one recognized method of measuring mutual fund investment performance. The Fund may periodically advertise "average annual total return." The Fund's average annual total return is the rate of growth of the Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified. This method of calculating total return is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; and (2) all recurring fees are included for applicable periods. Average annual total return, as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (I + T) n = ERV

Where:      P = a hypothetical $1,000 initial investment
            T = average annual total return
            n = number of years
            ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

The performance of the Fund may be compared with the S&P 500 Index, an unmanaged index of 500 industrial, transportation, utility, and financial companies, widely regarded as representative of the equity market in general, but which does not ordinarily include all companies in which the Fund may invest and the NASDAQ Composite Index, an unmanaged index of the price of all domestic companies' common stocks quoted on the NASDAQ system, which may include companies in which the Fund invests. Unlike the returns of the Fund, the returns of the indices do not include the effect of paying the brokerage and other transaction costs that investors normally incur when investing directly in the stocks in those indices. The Fund's performance reflects actual investment experience, net of all operating expenses, which are paid from the Fund's gross investment income.

From time to time, in reports and promotional literature the Fund's total return performance may be compared to: (1) the Dow Jones Industrial Average so that you may compare that Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the U.S. stock market in general; (2) other groups of mutual funds tracked by: (A) Lipper Analytical Services, Inc.; Value Line Mutual Fund Survey, and Morningstar Mutual Funds, each of which is a widely-used independent research firm which ranks mutual funds by, among other things, overall performance, investment objectives, and asset size; (B) Forbes Magazine's Annual Mutual Funds Survey and Mutual Fund Honor Roll; or (C) other financial or business publications, such as The Wall Street Journal, Investors Business Daily, New York Times, Money Magazine, and Barron's, which provide similar information; (3) indices of stocks comparable to those in which the Fund invests; (4) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in the Fund; and (5) other government statistics such as GNP, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates.

In addition, the performance of the Fund may be compared to the Russell 2000 Index, the Wilshire 5000 Equity Index, and returns quoted by Ibbotson Associates. The Russell 2000 Index is a capitalization weighted index which measures total return (and includes in such calculation dividend income and price appreciation). The Russell 2000 is generally regarded as a measure of small capitalization performance. The Wilshire 5000 Equity Index is a broad measure of market performance and represents the total dollar value of all common stocks in the United States for which daily pricing information is available. This index is capitalization weighted and measures total return. The small company stock returns quoted by Ibbotson Associates are based upon the smallest quintile of the NYSE, as well as similar capitalization stocks on the American Stock Exchange and NASDAQ. This data base is also unmanaged and capitalization weighted.

The total returns for all indices used show the changes in prices for the stocks in each index. The performance data for the S&P 500 Index, the Russell 2000 Index, the Wilshire 5000 Equity Index and Ibbotson Associates also assumes reinvestment of all dividends paid by the stocks in each data base, while the NASDAQ Corporate Index does not assume the reinvestment of all dividends and capital gains. Tax consequences are not included in such illustration, nor are brokerage or other fees or expenses of investing reflected.

                               GENERAL INFORMATION

Total return for the Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Aggregate total return reflects the total percentage change in value of an investment over the measuring period. Both measures assume the reinvestment of dividends and distributions.

Total return of the NOAH FUND may be compared to those of mutual funds with similar investment objectives and to bond, stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor mutual fund performance.

                              SHAREHOLDER MEETINGS

Shareholder meetings will not be held unless required by Federal or State law. However, the directors of The Noah Investment Group, Inc. will promptly call a meeting of shareholders for the purpose of acting upon questions of removal of a director or directors, when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                                 CODE OF ETHICS

The Fund, its investment advisor, sub-advisor, and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under each code of ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that may be purchased or sold by the Fund, subject to certain general restrictions and procedures. The codes of ethics are on file with the Securities and Exchange Commission.